UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Agenus Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AGENUS INC.

3 Forbes Road

Lexington, Massachusetts 02421

Telephone: (781) 674-4400

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A Special Meeting of the stockholders (the “Special Meeting”) of Agenus Inc. (the “Company” or “Agenus”) will be held on August 4, 2022 at 11:00 a.m. Eastern Time. Due to concerns regarding the ongoing novel coronavirus (COVID-19) pandemic and to assist in protecting the safety of our employees, stockholders and all of our constituents, the Special Meeting will be held via the internet. Stockholders will be able to listen, vote and ask questions regardless of location virtually only at www.virtualshareholdermeeting.com/AGEN2022SM by using the 16-digit control number included on your notice regarding the internet availability of proxy materials, your proxy card and the instructions that accompanied your proxy materials. You will not be able to attend the Special Meeting in person. The Special Meeting is being held for the purposes of:

1.

To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the Company’s authorized shares of common stock from 400,000,000 to 800,000,000; and

2.	To consider any other business as may properly come before the Special Meeting or any postponement or adjournment of the meeting.

Only stockholders of record at the close of business on June 17, 2022 will be entitled to attend and vote at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Garo Armen
Chief Executive Officer
June 22, 2022

You are cordially invited to attend the virtual meeting of stockholders via live webcast by visiting www.virtualshareholdermeeting.com/AGEN2022SM. Whether or not you expect to attend the meeting virtually, please complete your proxy and return it to us. If you attend the Special Meeting virtually and wish to vote at the meeting, your proxy will not be used. You may also vote your shares over the internet or by telephone. Instructions for internet or telephonic voting are printed on your proxy card.

AGENUS INC.

3 Forbes Road

Lexington, Massachusetts 02421

Telephone: (781) 674-4400

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, AUGUST 4, 2022

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Agenus Inc. (the “Company,” “Agenus,” “we” or “us”), for use at the Special Meeting of the Company’s stockholders (the “Special Meeting”) to be held on August 4, 2022, at 11:00 a.m. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about June 22, 2022.

Revocability of Proxy and Solicitation

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the Special Meeting. Revocation may be made by voting over the internet (with only your latest internet vote counted), voting by telephone (with only your latest telephonic vote counted), attending the virtual Special Meeting and voting the shares of stock, or by delivering a later-dated, properly executed proxy in accordance with the instructions below. We have engaged Alliance Advisors, LLC (“Alliance”) as the proxy solicitor for the Special Meeting. Some of our directors, officers and employees may also solicit proxies by telephone, e-mail, and in person.

Record Date

Stockholders of record at the close of business on June 17, 2022 (the “Record Date”) will be entitled to receive notice of, attend and vote at the meeting.

Action to be Taken Under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Garo Armen, our Chief Executive Officer, Robin E. Abrams, our Chief Legal Officer, and Christine Klaskin, our Vice President, Finance and Principal Financial and Accounting Officer, or any one of them who acts, will vote:

•

FOR approval of an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the Company’s authorized shares of common stock from 400,000,000 to 800,000,000 (Proposal No. 1—the “Proposal to Increase Authorized Shares”).

Vote Required; Quorum; Broker Non-votes

As of the Record Date, there were 282,859,078 shares of common stock issued and outstanding, which constitutes all of the outstanding common stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares, present in person by webcast or represented by proxy, will constitute a quorum at the meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum.

It is important that you provide voting instructions to your bank, broker or other nominee if you wish to determine the voting of your shares. Brokers holding shares of record for customers generally are entitled to use their discretion to vote on certain matters if they do not receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. Under the rules of the New York Stock Exchange that govern how brokers may vote uninstructed shares, brokers are permitted to exercise discretionary voting authority only on “routine” matters. A “broker non-vote” occurs when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders of such shares. The Proposal to Increase Authorized Shares is considered a “routine” matter; therefore, if you do not provide voting instructions to your broker regarding this proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares.

Assuming that a quorum is present, with respect to the Proposal to Increase Authorized Shares, approval will require the affirmative vote of the majority of the shares of common stock issued and outstanding as of the Record Date, and abstentions and broker non-votes will have the same effect as a vote against this proposal. Banks, brokers and other nominees generally have discretionary authority to vote on the sole proposal; thus, we do not expect any broker non-votes.

Holders of common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Agenus is soliciting your proxy to vote at the Special Meeting of Stockholders. According to our records, you were a stockholder of the Company as of the end of business on June 17, 2022.

You are invited to attend the virtual Special Meeting to vote on the proposals described in this proxy statement and at any postponements or adjournments of the Special Meeting. In addition to the mailing of these materials, our directors, officers and employees may solicit proxies by telephone, e-mail, and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders. You are invited to attend the virtual Special Meeting and vote your shares. The Special Meeting will be a virtual meeting of stockholders, and will be held August 4, 2022 at 11:00 a.m. Eastern Time via live webcast. For instructions on how to access the live webcast and attend the virtual Special Meeting, see “How do I attend and vote shares at the virtual Special Meeting?” However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about June 22, 2022 to all stockholders of record on the Record Date entitled to vote at the Special Meeting.

What am I voting on?

The following matter is scheduled for a vote:

1.	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 400,000,000 to 800,000,000.

The Board is not currently aware of any other business that will be brought before the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders at the close of business on the Record Date will be entitled to vote at the Special Meeting. On this Record Date, there were 282,859,078 shares of common stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on the Record Date, your shares were registered directly in your name with Agenus’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person by webcast at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If your shares are held for you in an account at a broker, bank, or other nominee, you are considered the beneficial owner of shares held in “street name.” You have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction card included in the mailing, or by following their instructions for voting over the internet or by telephone.

Why are you holding a virtual Special Meeting?

Given the ongoing novel coronavirus (COVID-19) pandemic, we believe it important for the safety of our employees, stockholders and all of our constituents to participate fully from a remote location. We have designed the virtual format for ease of stockholder access and participation. Stockholders may vote and submit questions online during the meeting by following the instructions below.

How do I attend and vote shares at the virtual Special Meeting?

The Special Meeting will convene at 11:00 a.m. Eastern Time on August 4, 2022. In order to participate in the Special Meeting live via the internet, you will need the 16-digit control number included in your notice regarding the availability of proxy materials, your proxy card or on the instructions that accompanied your proxy materials. We encourage you to access the meeting prior to the start time. Online check-in will start 15 minutes before the meeting, and you should allow ample time for the check-in procedures. If your shares are held in a bank or brokerage account, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.

If you encounter any difficulties accessing the Special Meeting live audio webcast during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting log-in page.

Even if you plan to attend the live webcast of the Special Meeting, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Special Meeting.

How can I submit a question for the Special Meeting?

By accessing www.virtualshareholdermeeting.com/AGEN2022SM, our stockholders will be able to submit questions in writing during the Special Meeting, vote, view the Special Meeting procedures, and obtain copies of proxy materials. Stockholders can submit questions in advance of the Special Meeting at www.proxyvote.com. Stockholders will need the 16-digit control number included in your notice regarding the availability of proxy materials, your proxy card or on the instructions that accompanied your proxy materials.

Can I view the proxy materials over the internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.virtualshareholdermeeting.com/AGEN2022SM.

How do I vote?

You may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

If you are a stockholder of record, you may vote by proxy in any of the following ways:

•

By Internet—Go to the website of our tabulator, Broadridge, at http://www.proxyvote.com and follow the instructions. Your shares will be voted according to your instructions. If you do not specify how you want to vote your shares, your internet vote will not be completed and you will receive an error message.

•	By Telephone—Dial 1-800-690-6903 using any touch-tone telephone and follow the instructions. Your shares will be voted according to your instructions.

•

By Mail—Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The proxy card delivered by mail must be received on or prior to August 3, 2022. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

If you vote via the internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on August 3, 2022 for shares held directly and by 11:59 p.m., Eastern Time, on August 1, 2022 for shares held in a company stock plan.

You may also vote during the Special Meeting via the internet at www.virtualshareholdermeeting.com/AGEN2022SM. At this site, you will be able to vote electronically.

If your shares are held for you in an account by a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name.” You have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction card included in the mailing, or by following their instructions for voting over the internet or by telephone.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the Special Meeting?

The presence, via attendance at the virtual Special Meeting or by proxy, of the holders of a majority of the issued and outstanding common stock, or shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote thereat, present in person via attendance at the virtual Special Meeting or by proxy, may adjourn the Special Meeting from time to time.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” approval of the Increase to Authorized Shares (Proposal No. 1), and if any other matter is properly presented at the meeting, the persons named in the accompanying proxy card should vote, or otherwise act, in accordance with their judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the approval of the Increase to Authorized Shares (Proposal No. 1). Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. We have engaged Alliance as the proxy solicitor for the Special Meeting for a base fee of $11,000 plus fees for additional services, if needed. We have also agreed to reimburse Alliance for its reasonable out of pocket expenses. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

800-574-5926

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Agenus Inc. stockholder. Why has our household only received one set of proxy materials?

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact Investor Relations at Agenus Inc., 3 Forbes Road, Lexington, Massachusetts 02421, or telephone or e-mail Investor Relations at 781-674-4400 or investor@agenusbio.com. If you want to receive separate copies of proxy statements in the future or if you are receiving multiple copies and would like to receive only one printed copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly executed proxy card with a later date;

•	You may authorize a proxy again by internet or telephone at a later time before the closing of those voting facilities; or

•	You may attend the Special Meeting and vote online. Simply attending the meeting virtually will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, or other nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will have the same effect as votes against Proposal 1. Banks, brokers and other nominees generally have discretionary authority to vote on this proposal; thus, we do not expect any broker non-votes on this proposal.

How many votes are needed to approve each proposal?

For approval of the Increase to Authorized Shares (Proposal No. 1), the approval of the majority of the shares of common stock outstanding and entitled to vote as of the Record Date is required for approval.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be reported in a Form 8-K filed after the Special Meeting.

Who can help answer my questions?

If you need assistance with voting or have questions regarding the Special Meeting, please contact:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor

Bloomfield, NJ 07003

800-574-5926

PROPOSAL NO. 1: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 400,000,000 TO 800,000,000

Our Board has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 400,000,000 to 800,000,000. The increase in our authorized shares of common stock will become effective upon the filing of the amendment to our Articles of Incorporation with the Delaware Secretary of State. If the amendment to increase our authorized shares of common stock is approved by stockholders at the Special Meeting, we intend to file the amendment to our Articles of Incorporation as soon as practicable following the Special Meeting.

The form of the text of the amendment (which would be filed with the Delaware Secretary of State on its then prescribed form of Certificate of Amendment) is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently authorizes us to issue a maximum of 400,000,000 shares of common stock, par value $0.01 per share, subject to approval of this Proposal No. 1, and 5,000,000 shares of preferred stock, $0.01 par value per share. Our issued and outstanding securities, as of the Record Date are as follows:

Shares of common stock	As of June 17, 2022
Outstanding	282,859,078
Issuable upon exercise of warrants outstanding	1,980,000
Issuable upon exercise of options outstanding and non-vested equity awards	38,073,407
Reserved for future grants, awards and issuances under the 2019 Equity Incentive Plan, 2015 Inducement Plan and Directors’ Deferred Compensation Plan	19,296,219
Reserved for future purchases under 2019 Employee Stock Purchase Plan	301,203
Outstanding on a fully diluted basis(1)	342,509,907

(1)	Assuming all shares reserved under our current equity compensation plans are granted and all shares reserved under our current employee stock purchase plan are purchased.

The approval of the amendment to the Articles of Incorporation to increase the authorized shares of common stock is important for the ongoing business of the Company. Without additional authorized shares of common stock, (i) the Company may not be able to raise additional financing which is needed to fund our ongoing clinical and research programs, (ii) the Company may not be able to attract and retain key employees, officers and directors, and (iii) the Company may not be able to make possible strategic acquisitions, although no such acquisitions are currently contemplated.

The increase in the number of authorized shares of common stock may be available for our Board to issue in future financings, to provide equity incentive to employees, officers and directors, to make stock-based acquisitions and for other general corporate purposes, and we intend to use the additional shares of common stock that will be available to undertake any such issuances. We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. The Company is therefore requesting its stockholders approve this proposal to amend its Articles of Incorporation to increase the authorized shares of common stock.

Rights of Additional Authorized Shares

Any authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Our stockholders do not have pre-emptive rights with respect to the common stock, nor do they have cumulative voting rights. Accordingly, should the Board issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding common stock could be reduced.

Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and ownership interest of current stockholders. The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company or its stockholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of common stock may have the effect of permitting the Company’s current management, including the current Board, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Vote Required and Board Recommendation

Approval of an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 400,000,000 to 800,000,000 requires the affirmative vote of the majority of the voting power of the common stock issued and outstanding as of the Record Date, and abstentions will have the effect of a vote against this proposal.

The Board unanimously recommends a vote “FOR” the approval of an amendment to our Articles of Incorporation to increase our authorized shares of common stock from 400,000,000 to 800,000,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership by Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 17, 2022:

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Agenus Inc., 3 Forbes Road, Lexington, Massachusetts 02421.

Name of beneficial owner	Number of Issued Shares	Number of Shares Issuable	Total	Percent of Class
Garo H. Armen, Ph.D.(1)	1,712,756	7,526,241	9,238,994	3.2%
Wadih Jordan(2)	—	678,198	678,198	*
Allison Jeynes-Ellis	66,176	300,000	366,176	*
Timothy R. Wright(3)	50,391	628,717	679,108	*
Brian Corvese	92,085	473,916	566,001	*
Ulf Wiinberg(4)	99,063	572,497	671,560	*
Susan Hirsch	84,132	133,333	217,465	*
Christine M. Klaskin	122,643	596,316	718,959	*
Steven O’Day	163,003	99,999	263,002	*
Jennifer Buell(5)	127,091	1,846,500	1,973,591	*
Adam Krauss(5)	—	—	—	*
All current directors and executive officers as a group (9 persons)(6)	2,390,246	12,855,717	15,373,054	5.2%

*	Denotes less than 1%
(1)

Excludes shares owned through Antigenics Holdings LLC (“Holdings”). Dr. Armen is Chief Executive Officer, Chairman of the Board of Managers and a member of Holdings which owns 4,046 shares of our common stock. Includes 479,000 shares held by the Garo Armen 2020 2 Year AG GRAT as Dr. Armen is the trustee and has investment authority, 125,969 shares held in an IRA, and 100,000 shares held by Pixie Partners, a General Partnership, as Dr. Armen is a general partner.

(2)	Includes 215,648 deferred shares to be distributed in accordance with the terms of our DDCP.
(3)	Includes 138,300 deferred shares to be distributed in accordance with the terms of our DDCP.
(4)	Includes 129,997 deferred shares to be distributed in accordance with the terms of our DDCP.
(5)	Dr. Buell and Mr. Krauss resigned from the Company in 2021. The information provided for Dr. Buell is as of June 17, 2022, and for Mr. Krauss is to the best of the Company’s knowledge.
(6)	Includes 483,945 deferred shares to be distributed in accordance with the terms of our DDCP, and excludes shares held by Holdings as described in footnote (1).

Ownership By Certain Beneficial Owners

This table shows certain information, based on filings with the SEC, about the beneficial ownership of our capital stock as of June 17, 2022 by each person known to us owning beneficially more than 5% of any class of our capital stock. Unless otherwise indicated in a footnote to this table, each person has the sole power to invest and vote the shares of common stock listed opposite the person’s name.

Name and Address of Beneficial Owner	Title of Class	Number of Shares		Percent of Class
Brad M. Kelley	Common	1,591,039		*
1410 Moran Road Franklin, TN 37069-6300	Series A-1 Preferred	31,620	(1)	100%
State Street Corporation	Common	21,170,850	(2)	7.5%
1 Lincoln Street Boston, MA 02111
Blackrock Inc.	Common	17,649,673	(3)	6.2%
55 East 52nd Street New York, NY 10055
The Vanguard Group Inc.	Common	17,634,553	(4)	6.2%
100 Vanguard Blvd. Malvern, PA 19355
Deep Track Capital, LP	Common	15,229,187	(5)	5.4%
200 Greenwich Ave, 3rd Floor Greenwich, CT 06830

*	Less than one percent
(1)

Mr. Kelley owns 31,620 shares of our Series A-1 Convertible Preferred Stock, our only shares of outstanding Series A-1 preferred stock. These shares have an initial conversion price of $94.86 and are currently convertible into 333,333 shares of our common stock. If Mr. Kelley had converted all 31,620 shares of Series A-1 Convertible Preferred Stock into shares of common stock as of June 17, 2022 he would have held 1,924,375 shares of our common stock, or 0.7% of the shares outstanding.

(2)

Based solely upon information set forth on Schedule 13G/A filed with the SEC on February 11, 2022 by State Street Corporation and SSGA Funds Management, Inc. State Street Corporation has shared voting power over 20,790,261 shares and shared dispositive power over 21,170,850 shares. SSGA Funds Management, Inc. has shared voting power over 17,255,243 shares and shared dispositive power over 17,312,543 shares.

(3)

Based solely upon information set forth on Schedule 13G/A filed with the SEC on February 3, 2022 by Blackrock Inc. Blackrock Inc. has sole voting power over 17,012,577 shares and sole dispositive power over 17,649,673 shares.

(4)

Based solely upon information set forth on Schedule 13G/A filed with the SEC on February 9, 2022 by The Vanguard Group Inc. The Vanguard Group Inc. has shared voting power over 413,855 shares, sole dispositive power over 17,052,432 shares and shared dispositive power over 582,121 shares.

(5)

Based solely upon information set forth on Schedule 13G/A filed with the SEC on April 8, 2022 by Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin. Each of Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin have shared voting and dispositive power over 15,229,187 shares. The principal business address of Deep Track Biotechnology Master Fund, Ltd. is c/o Walkers Corporate Limited, 190 Elgin Ave, GeorgeTown, KY1-9001, Cayman Islands.

PROPOSALS OF STOCKHOLDERS FOR THE 2023 ANNUAL MEETING

Stockholder Proposals for 2023 Annual Meeting of Stockholders

Proposals to be included in the Company’s proxy statement. Under SEC rules, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2023 Annual Meeting of Stockholders, the proposal must comply with Rule 14a-8 under the Exchange Act and must also meet the advance notice requirements in our bylaws applicable to all stockholder proposals (as described in the following paragraphs).

Proposals to be brought before an annual meeting. Under our bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. Among other requirements, these procedures require any nomination or proposed item of business to be submitted in writing to our Chairman of the Board or Corporate Secretary at our principal executive offices. Assuming our 2023 Annual Meeting of Stockholders is not more than 30 days before or 30 days after June 8, 2023, if you wish to bring business before the 2023 Annual Meeting of Stockholders, you must give us written notice by December 31, 2022.

However, if at least 60 days’ notice or prior public disclosure of the date of the 2023 Annual Meeting of Stockholders is given or made and the date of the 2023 Annual Meeting of Stockholders is not within 30 days before or after June 8, 2023, notice by the stockholder must be received by the Company 45 days prior to the date of the 2023 Annual Meeting of Stockholders. If less than 60 days’ notice or prior public disclosure of the date of the 2023 Annual Meeting of Stockholders is given or made and the date of the 2023 Annual Meeting of Stockholders is not within 30 days before or after June 8, 2023, notice by the stockholder must be received by the Company no later than 15 days after the date Agenus sends notice of the 2023 Annual Meeting of Stockholders. If a stockholder fails to provide timely notice of a proposal to be presented at the 2023 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on the proposal.

Householding of Meeting Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact Investor Relations at Agenus Inc., 3 Forbes Road, Lexington, Massachusetts 02421, or telephone or e-mail Investor Relations at 781-674-4400 or investor@agenusbio.com. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one printed copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.

OTHER BUSINESS

The Board knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Garo Armen

Garo Armen

Chief Executive Officer

Lexington, Massachusetts

June 22, 2022

Appendix A

AGENUS INC.

CERTIFICATE OF SEVENTH AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AGENUS INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is Agenus Inc. (the “Corporation”). The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 10, 1999 (the “Certificate of Incorporation”). The Certificate of Incorporation was amended and restated on June 7, 2002 (the “Restated Certificate”), which was further amended on June 15, 2007 by a Certificate of Amendment (the “First Amendment”), which was further amended on January 5, 2011 by a Certificate of Ownership and Merger (the “Name Change Amendment”), which was further amended on September 30, 2011 by a Certificate of Second Amendment (the “Second Amendment”), which was further amended on June 15, 2012 by a Certificate of Third Amendment (the “Third Amendment”), which was further amended on April 24, 2014 by a Certificate of Fourth Amendment (the “Fourth Amendment”), which was further amended on June 14, 2016 by a Certificate of Fifth Amendment (the “Fifth Amendment”), and which was further amended on June 19, 2019 by a Certificate of Sixth Amendment (the “Sixth Amendment”) (the Restated Certificate, as amended by the First Amendment, the Name Change Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment, the “Amended Certificate”). This Certificate of Seventh Amendment (the “Seventh Amendment”) amends certain provisions of the Amended Certificate, and has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

2. The Board of Directors of the Corporation has duly adopted a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth the following amendment to the Amended Certificate, and declaring the Seventh Amendment to be advisable.

3. This Seventh Amendment was duly adopted by the vote of the stockholders holding the requisite number of shares of outstanding stock of the Corporation entitled to vote thereon in accordance with the provisions of Sections 216 and 242 of the General Corporation Law of the State of Delaware.

4. The first sentence of the first paragraph of Article Fourth of the Amended Certificate is hereby amended to read as follows:

“FIFTH: The Corporation shall be authorized to issue eight hundred and five million (805,000,000) shares of capital stock, which shall be divided into eight hundred million (800,000,000) shares of Common Stock, par value $0.01 per share, and five million (5,000,000) shares of Preferred Stock, par value $0.01 per share.”

5. This Seventh Amendment shall be effective as of August 4, 2022 in accordance with the provisions of Section 103(d) of the General Corporation Law of the State of Delaware.

6. Except as set forth in this Seventh Amendment, the Restated Certificate remains in full force and effect.

IN WITNESS WHEREOF, the undersigned has duly executed this Seventh Amendment in the name of and on behalf of the Corporation on this      day of August, 2022.

AGENUS INC.

By:
Name: Garo H. Armen
Title: Chief Executive Office

A-1

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE 0 0 0 0000574942_1 R1.0.0.24 AGENUS INC. 3 FORBES ROAD LEXINGTON, MA 02421 VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/03/2022 for shares held directly and by 11:59 P.M. ET on 08/01/2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/AGEN2022SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/03/2022 for shares held directly and by 11:59 P.M. ET on 08/01/2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 1. To approve an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the Company’s authorized shares of common stock from 400,000,000 to 800,000,000. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000574942_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com AGENUS INC. Special Meeting of Stockholders August 4, 2022 at 11:00 AM This proxy is solicited on behalf of the Board of Directors The undersigned stockholder(s) of Agenus Inc. (the “Company”) hereby appoint(s) Garo H. Armen, Ph.D., Robin Abrams, and Christine M. Klaskin, or any of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of the Company that the undersigned is/are entitled to vote at the Special Meeting of Stockholders of the Company to be held on August 4, 2022, via live webcast at www.virtualshareholdermeeting.com/AGEN2022SM, and all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN AND MAIL THIS PROXY TODAY. Continued and to be signed on reverse side